                                                                    EXHIBIT 10.2



                      FIRST AMENDMENT TO CREDIT AGREEMENT


                         dated as of October 21, 1996


                                     among


                           VINTAGE PETROLEUM, INC.,
                               as the Borrower,


                                      and


                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                         as the Agent for the Lenders


                                      and


                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 21, 1996 (as may be amended, restated, supplemented or otherwise modified from time to time, this "First Amendment"), is among VINTAGE PETROLEUM, INC., a Delaware
      ---------------
corporation (the "Borrower"), the various financial institutions as are or may
                  --------
become parties hereto (collectively, the "Lenders"), and BANK OF MONTREAL,
                                          -------
acting through certain of its U.S. branches or agencies ("Bank of Montreal"), as
                                                          ----------------
agent (the "Agent") for the Lenders.
            -----

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower and Bank of Montreal (in its capacity as Agent and as Lender) have heretofore entered into that certain Credit Agreement, dated as of August 29, 1996 (the "Credit Agreement"); and
                      ----------------

     WHEREAS, the Borrower, the Agent and the Lenders now intend to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Agent and the Lenders agree as follows:

     SECTION 1.     Defined Terms.  Terms defined in the Credit Agreement are
                    -------------
used in this First Amendment with the same meaning, unless otherwise indicated.

     SECTION 2.     Amendments to Credit Agreement.
                    ------------------------------

     A. Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

          "First Amendment" means that certain First Amendment to Credit
           ---------------
     Agreement dated as of October 21, 1996 by and among the Borrower, the Agent and the Lenders, as may be amended, restated, supplemented or otherwise modified from time to time.

          "Maximum Commitment Amount" means $375,000,000.
           -------------------------

     B. The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "Lenders" means the financial institutions listed on the signature
           -------
     pages of the First Amendment and their respective successors and assigns in accordance with Section 10.11 of the Credit Agreement (including any commercial lending institution becoming a party hereto pursuant to a Lender Assignment Agreement) or otherwise by operation of law.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
     opposite the name of such Lender in Exhibit A of the First Amendment as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by a Lender and its Assignee Lenders and delivered pursuant to
     Section 10.11.
     -------------

     C. The definition of "Senior Debt" is hereby amended and restated in its entirety to read as follows:

          "Senior Debt" means all Indebtedness for borrowed money (including the
           -----------
     Loans under this Agreement) and all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, of the Borrower and its Subsidiaries, other than Subordinated Debt, Non-Recourse Indebtedness, Indebtedness of any Subject Subsidiary and any Contingent Liability of the Borrower permitted by clause (n) of Section
                                                       ----------    -------
     7.2.2."
     -----

     D. The first sentence of Section 2.6 of the Credit Agreement is hereby amended by deleting the phrase "the original applicable Commitment Amount" and inserting in its place the phrase "the Maximum Commitment Amount".

     E. Section 10.1(b) is hereby amended and restated in its entirety to read as follows:

          "(b)  modify this Section 10.1, change the definition of "Required
                            ------------                            --------
     Lenders" or "Applicable Lenders", increase any Commitment Amount or the
     -------      ------------------
     Percentage of any Lender, increase the Aggregate Borrowing Base, reduce any fees described in Article III, or extend any Commitment Termination Date
                       -----------
     shall be made without the consent of each Lender and each holder of a Note;"

     SECTION 3.  Reinstatement of Borrowing Base.  As of the date hereof, (i)
                 -------------------------------
the U.S. Borrowing Base is hereby confirmed to be $250,000,000, (ii) the Argentina Borrowing Base is hereby confirmed to be $45,000,000, and (iii) the Aggregate Borrowing Base is hereby confirmed to be $295,000,000.

     SECTION 4.  Conditional Borrowing Base Increase.  In order to effect the
                 -----------------------------------
acquisition by the Borrower of certain oil and gas properties of Exxon Company, U.S.A. totaling approximately 5,000 net acres located in Escambia County in south Alabama as set forth in that certain press release of the Borrower dated October 3, 1996 (the "Press Release"), each of the Agent and the Lenders hereby
                      -------------
agree and consent that, upon the completion of the acquisition described in the Press Release, the U.S. Borrowing Base shall be increased so that, notwithstanding Section 2.7 of the Credit Agreement or Section 3 hereof, such U.S. Borrowing Base shall be equal to $260,000,000 with an accompanying increase to the Aggregate Borrowing Base so that, notwithstanding Section 2.7 of the Credit Agreement or Section 3 hereof, such Aggregate Borrowing Base shall be equal to $305,000,000. This Section 4 shall become effective upon receipt by the Agent of a certificate from William C. Barnes, Executive Vice President and Chief Financial Officer of the Borrower, certifying that the acquisition contemplated in the Press Release has been completed.

     SECTION 5.  Conditions to Effectiveness.
                 ---------------------------

     A. This First Amendment (other than Section 4, which shall become effective as provided in such Section) shall become effective on October 21, 1996, provided that the Agent shall have received all of the following, in form and substance satisfactory to the Agent, and in sufficient number of signed counterparts to provide one for each Lender:

     (i) Counterparts of this First Amendment, duly executed by each of the Borrower, the Agent and the Lenders.

     (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower (x) attaching the resolutions of its Board of Directors authorizing the execution, delivery and performance of the First Amendment and certifying that such resolutions are in full force and effect, and (y) identifying its Authorized Officers authorized to sign this First Amendment and attaching a sample of the true signature of each such officer.

     (iii) Duly executed promissory notes substantially in the form of Exhibit A to the Credit Agreement payable to the order of each Lender.

     (iv) Payment by each Lender (other than Bank of Montreal) to the Agent of its pro rata portion of the aggregate principal amount of outstanding Loans.

     (v)   Such other documents as the Agent may reasonably request.

     B. Upon the effectiveness of the First Amendment and satisfaction of all the conditions in this Section 5, (i) each Lender signatory to this First Amendment shall for all purposes be a Lender party to the Credit Agreement as amended by this First Amendment and any other Loan Documents executed by the Lenders and shall have the rights and obligations of a Lender under the Loan Documents to the same extent as if they were original parties to the Credit Agreement and as if they were Assignee Lenders (as defined in the Credit Agreement), and no further consent or action by the Borrower, any Lender or the Agent shall be required and the Lenders (including Bank of Montreal) shall have the shares of the Maximum Commitment Amount and Percentages set forth in Exhibit
                                                                         -------
A hereto, and (ii) to the extent that its Commitment, Percentage, rights and
-
obligations under the Credit Agreement have been amended in connection with this First Amendment, Bank of Montreal in its capacity as a Lender shall be released from its obligations under the Credit Agreement and under the other Loan Documents and the Commitment and Percentage of Bank of Montreal in its capacity as a Lender shall be modified as provided in this First Amendment.

     SECTION 6.  Representations and Warranties.  To induce the Lenders and the
                 ------------------------------
Agent to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement and in each other

Loan Document to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

     A.   Authorization; No Conflict.  The execution and delivery of this First
          --------------------------
Amendment and the performance by the Borrower of its Obligations under this First Amendment, the Credit Agreement as amended by this First Amendment, and the other Loan Documents, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's Organic Documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower.

     B.   Validity and Binding Nature.  This First Amendment and the Credit
          ---------------------------
Agreement as amended by this First Amendment will, on the due execution and delivery thereof, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     C.   Consents.  No authorization or approval or other action by, and no
          --------
notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this First Amendment, the Credit Agreement as amended by this First Amendment, or any other Loan Document or in connection with the legality, validity, binding effect or enforceability of this First Amendment, the Credit Agreement as amended by this First Amendment, or the other Loan Documents.

     SECTION 7.  Reaffirmation of Credit Agreement.  This First Amendment shall
                 ---------------------------------
be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 8.  Severability.  Any provision of this First Amendment, the
                 ------------
Credit Agreement as amended by this First Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment, the Credit Agreement as amended by this First Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 9.  Headings.  The various headings of this First Amendment are
                 --------
inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof or thereof.

     SECTION 10.    Execution in Counterparts, Effectiveness, etc.  This First
                    ----------------------------------------------
Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the different parties on different counterparts and be deemed to be an original and all of which shall constitute together but one and the same First Amendment.

     SECTION 11.    Governing Law; Entire Agreement.  THIS FIRST AMENDMENT SHALL
                    -------------------------------
BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This First Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     THIS WRITTEN FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     SECTION 12.    Successors and Assigns.  This First Amendment shall be
                    ----------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) the Borrower may
                                   --------  -------
not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                                                      -------------

     SECTION 13.    Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                    -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH

LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 14.    Waiver of Jury Trial.  THE AGENT, THE LENDERS AND THE
                    --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written and shall be effective as of such date.


                             VINTAGE PETROLEUM, INC.,
                             as Borrower


                             By:   /s/  William C. Barnes
                                ------------------------------------------------
                               William C. Barnes,
                               Executive Vice President and
                               Chief Financial Officer

                             Address: 4200 One Williams Center
                             Tulsa, Oklahoma 74172

                             Facsimile No.:  (918) 584-7282

                             Attention: William C. Barnes,
                             Executive Vice President
                             and Chief Financial Officer

                             BANK OF MONTREAL
                               acting through its U.S. branches
                               and agencies, including initially
                               its Chicago, Illinois branch,
                               as Agent


                             By:  /s/  Michael P. Stuckey
                                ------------------------------------------------
                             Name:  Michael P. Stuckey
                             Title: Director

                             Address: 115 South LaSalle Street
                             Chicago, Illinois  60603

                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             with copy to:

                             Bank of Montreal
                             Houston Agency
                             700 Louisiana Street
                             4400 NationsBank Center
                             Houston, Texas  77002

                             Facsimile No.:  (713) 223-4007

                             Telex No.:  77-5640

                                     (Answerbank: BKMONTREAL HOU)

                             Attention: Michael Stuckey,
                                         Director

                                     LENDERS
                                     -------

                                     BANK OF MONTREAL, as Lender


                                     By:  /s/  Michael P. Stuckey
                                        ----------------------------------------
                                     Name:  Michael P. Stuckey
                                     Title: Director

                                     Domestic
                                     Office: 115 South LaSalle Street
                                     Chicago, Illinois  60603

                                     Facsimile No.:
                                                   -----------------------------

                                     Telex No.:
                                               ---------------------------------

                                     (Answerback                               )
                                                -------------------------------

                                     Attention:
                                               ---------------------------------
                                     -------------------------------------------

                                     LIBOR
                                     Office: 115 South LaSalle Street
                                     Chicago, Illinois  60603

                                     Facsimile No.:
                                                   -----------------------------

                                     Telex No.:
                                               ---------------------------------

                                     (Answerback                               )
                                                -------------------------------

                                     Attention:
                                               ---------------------------------
                                     -------------------------------------------

                                     with copy to:

                                     Bank of Montreal
                                     Houston Agency
                                     700 Louisiana Street
                                     4400 NationsBank Center
                                     Houston, Texas  77002
                                     Facsimile No.:  (713) 223-4007
                                     Telex No.:  77-5640
                                     (Answerbank: BKMONTREAL HOU)
                                     Attention:  Michael Stuckey,
                                       Director

                                     THE CHASE MANHATTAN BANK,
                                     as Lender and Lead Manager


                                     By:  /s/   Edward L. Nelson, Jr.
                                        ----------------------------------------
                                     Name:      Edward L. Nelson, Jr.
                                     Title:     Managing Director

                                     Domestic
                                     Office: 140 East 45th Street
                                             29th Floor
                                             New York, NY  10017

                                     Facsimile No.:  (212) 622-0136
                                                   -----------------------------

                                     Telex No.:  177828
                                               ---------------------------------

                                     (Answerback   CHEMUT                      )
                                                -------------------------------

                                     Attention:          Lynette Lang
                                               ---------------------------------
                                     -------------------------------------------

                                     LIBOR
                                     Office:             Same


                                     Facsimile No.:      Same
                                                   -----------------------------

                                     Telex No.:          Same
                                               ---------------------------------
                                     (Answerback         Same                  )
                                                -------------------------------

                                     Attention:          Same
                                               ---------------------------------
                                     -------------------------------------------

                             THE FIRST NATIONAL BANK OF BOSTON,
                                     as Lender and Lead Manager


                                     By:   /s/  Carol E. Holley
                                        ----------------------------------------
                                     Name:      Carol E. Holley
                                     Title:     Vice President

                                     Domestic
                             Office: 100 Federal Street, M/S 01-08-04
                                     Commercial Loan Services
                                     Boston, MA  02110


                             Facsimile No.:   617-434-9821 or 9820
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ----------------------------------------

                             Attention:               Debora Williams
                                       -----------------------------------------
                                                      Tel. (617) 434-9623
                                       -----------------------------------------

                             LIBOR
                             Office: 100 Federal Street, M/S 01-08-04
                                     Commercial Loan Services
                                     Boston, MA  02110


                             Facsimile No.:  (617) 434-9821 or 9820
                                           -------------------------------------


                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:     Debora Williams
                                       -----------------------------------------
                                            Tel. (617) 434-9623
                                       -----------------------------------------

                             with copy to:

                                       Bank of Boston
                                       Energy & Utilities Division
                                       100 Federal Street, M/S 01-08-02
                                       Boston, MA  02110
                                       Facsimile No.:  (617) 434-3652
                                       Attention:  Frank T. Smith, Director
                                                   (617) 434-6625

                             NATIONSBANK OF TEXAS, N.A.,
                             as Lender and Lead Manager


                             By:   /s/  Denise Ashford Smith
                                ------------------------------------------------
                             Name:  Denise Ashford Smith
                             Title: Senior Vice President

                             Domestic
                             Office:


                             Facsimile No.:   (214) 508-0944
                                           -------------------------------------

                             Telex No.:                  (214) 508-0944
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:               Maurice Washington
                                       -----------------------------------------
                             ---------------------------------------------------

                             LIBOR
                             Office:


                             Facsimile No.:    (214) 508-0944
                                           -------------------------------------

                             Telex No.:         (214) 508-0944
                                       -----------------------------------------
                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:              Maurice Washington
                                       -----------------------------------------
                             ---------------------------------------------------

                             SOCIETE GENERALE, SOUTHWEST AGENCY,
                             as Lender and Lead Manager


                             By:   /s/  Richard A. Erbert
                                ------------------------------------------------
                             Name:  Richard A. Erbert
                             Title: Vice President

                             Domestic
                             Office: 4800 Trammell Crow Center
                                     2001 Ross Avenue
                                     Dallas, Texas  75201

                             Facsimile No.:   (214) 754-0171
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:         Loan Operations
                                       -----------------------------------------
                             ---------------------------------------------------

                             LIBOR
                             Office: 4800 Trammell Crow Center
                                     2001 Ross Avenue
                                     Dallas, Texas  75201

                             Facsimile No.:   (214) 754-0171
                                           -------------------------------------


                             Telex No.:
                                       -----------------------------------------
                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:     Loan Operations
                                       -----------------------------------------
                             ---------------------------------------------------

                             with copy to:

                             Societe Generale
                             1111 Bagby
                             Suite 2020
                             Houston, Texas  77002

                             Facsimile No.:  (713) 650-0824

                             Attention:  Richard A. Erbert

                             MELLON BANK, N.A.,
                             as Lender


                             By:   /s/  E. Marc Cuenod, Jr.
                                ------------------------------------------------
                             Name:      E. Marc Cuenod, Jr.
                             Title:     First Vice President

                             Domestic
                             Office:


                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             LIBOR
                             Office:


                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             ABN AMRO BANK, N.V.,
                             as Lender


                             By:   /s/   Michael N. Oakes
                                ------------------------------------------------
                             Name:  Michael N. Oakes
                             Title: Vice President and Director

                             By:   /s/   H. Gene Shiels
                                ------------------------------------------------
                             Name:  H. Gene Shiels
                             Title: Vice President and Director

                             Domestic
                             Office: ABN AMRO Bank, N.V.
                                     Three Riverway, Suite 1700
                                     Houston, TX  77056

                             Facsimile No.:      (713) 629-7533
                                           -------------------------------------

                             Telex No.:      6868916
                                       -----------------------------------------

                             (Answerback       ABN INTL HOU                    )
                                        ---------------------------------------

                             Attention:           Josephine Zozobrado
                                       -----------------------------------------
                             ---------------------------------------------------

                             LIBOR
                             Office: ABN AMRO Bank, N.V.
                                     Three Riverway, Suite 1700
                                     Houston, TX  77056

                             Facsimile No.:  (713) 629-7533
                                           -------------------------------------

                             Telex No.:        6868916
                                       -----------------------------------------
                             (Answerback    ABN INTL HOU                       )
                                        ---------------------------------------

                             Attention:        Josephine Zozobrado
                                       -----------------------------------------
                             ---------------------------------------------------

                             BANK OF OKLAHOMA,
                             NATIONAL ASSOCIATION
                             as Lender


                             By:   /s/  Michael M. Coats
                                ------------------------------------------------
                             Name:      Michael M. Coats
                             Title:     Vice President

                             Domestic
                             Office:


                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             LIBOR
                             Office:


                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             BANQUE PARIBAS,
                             as Lender


                             By:   /s/  Mark M. Green
                                ------------------------------------------------
                             Name:      Mark M. Green
                             Title:     Vice President

                             By:   /s/  Larry Robinson
                                ------------------------------------------------
                             Name:      Larry Robinson
                             Title:     Vice President

                             Domestic
                             Office:

                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------


                             LIBOR
                             Office:


                             Facsimile No.:
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:
                                       -----------------------------------------
                             ---------------------------------------------------

                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as Lender


                             By:   /s/  Leo V. Loughead
                                ------------------------------------------------
                             Name:      Leo V. Loughead
                             Title:     Corporate Banking Officer

                             Domestic
                             Office:  The First National Bank of Chicago

                             Facsimile No.:     (312) 732-4840
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:        Peggy Corcoran
                                       -----------------------------------------
                                 Ref:             Vintage Petroleum
                             ---------------------------------------------------

                             LIBOR
                             Office:     The First National Bank of Chicago

                             Facsimile No.:     (312) 732-4840
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:        Peggy Corcoran
                                       -----------------------------------------
                             Ref:                 Vintage Petroleum
                             ---------------------------------------------------

                             UNION BANK OF CALIFORNIA,
                             as Lender


                             By:   /s/  Carl Stutzman
                                ------------------------------------------------
                             Name:      Carl Stutzman
                             Title:     Vice President

                             Domestic
                             Office: 4200 Lincoln Plaza
                                     500 N. Akard
                                     Dallas, TX  75207

                             Facsimile No.:   (214) 922-4209
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:        Katie Murray
                                       -----------------------------------------
                             ---------------------------------------------------


                             LIBOR
                             Office: 4200 Lincoln Plaza
                                     500 N. Akard
                                     Dallas, TX  75207

                             Facsimile No.:   (214) 922-4209
                                           -------------------------------------

                             Telex No.:
                                       -----------------------------------------

                             (Answerback                                       )
                                        ---------------------------------------

                             Attention:         Katie Murray
                                       -----------------------------------------
                             ---------------------------------------------------

                                  EXHIBIT "A"
                                  -----------


                                      SHARE OF MAXIMUM
                                      COMMITMENT AMOUNT
NAME OF LENDER                           $ MILLIONS      PERCENTAGE
--------------                        -----------------  -----------

Bank of Montreal, Agent                   $ 58.125          15.50%

The Chase Manhattan Bank,
Lead Manager                                41.250          11.00%

The First National Bank of Boston,
Lead Manager                                41.250          11.00%

NationsBank of Texas, N.A.,
Lead Manager                                41.250          11.00%

Societe Generale, Southwest Agency
Lead Manager                                41.250          11.00%

Mellon Bank, N.A.                           30.000           8.00%

ABN AMRO Bank, N.V.                         24.375           6.50%

Bank of Oklahoma, National
Association                                 24.375           6.50%

Banque Paribas                              24.375           6.50%

The First National Bank of Chicago          24.375           6.50%

Union Bank of California                    24.375           6.50%
                                          --------         ------

TOTAL                                     $375.000         100.00%